Exhibit 10.2
GENERAL CONTINUING GUARANTY

This GENERAL CONTINUING GUARANTY (this “Guaranty”), dated as of July 15, 2005, is executed and delivered by the Persons listed below on the signature page(s) hereof under the caption “Guarantors” and any additional entities acceding hereto (collectively, jointly and severally, the “Guarantors” and each a “Guarantor”), in favor of WELLS FARGO FOOTHILL, INC., a California corporation, as arranger and administrative agent for the below defined Lenders (in such capacity, together with its successors and assigns, if any, in such capacity, “Agent”), in light of the following:

WHEREAS, pursuant to that certain Credit Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) among PORTRAIT CORPORATION OF AMERICA INC., a Delaware corporation (“Parent Guarantor”), PCA LLC, a Delaware limited liability company (“PCA”), each of PCA’s subsidiaries signatory thereto (such Subsidiaries, together with PCA, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders party thereto as “Lenders” (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and Agent, the Lender Group is willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, each Guarantor is an Affiliate of Borrowers and, as such, will benefit by virtue of the financial accommodations extended by the Lender Group to Borrowers under the Credit Agreement; and

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents and to extend the financial accommodations to Borrowers pursuant to the Credit Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Lender Group to Borrowers pursuant to the Credit Agreement and the other Loan Documents, Guarantors have agreed to guaranty the Guarantied Obligations.

NOW, THEREFORE, in consideration of the foregoing, each Guarantor hereby agrees with Agent as follows:

1.  Definitions and Construction.

(a)  Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

“Agent” has the meaning set forth in the preamble to this Guaranty.

“Borrowers” and “Borrower” have the meanings set forth in the preamble to this Guaranty.

“Credit Agreement” has the meaning set forth in the recitals hereto.

“Guarantied Obligations” means (a) the due and punctual payment of the principal of, and interest (including any interest that, but for the commencement of an Insolvency Proceeding, would have accrued) on, any and all premium on, and any and all fees, costs, indemnities, and expenses incurred in connection with, the Indebtedness owed by Borrowers to any member of the Lender Group or any Bank Product Provider pursuant to the terms of the Credit Agreement or any other Loan Document and (b) the due and punctual performance and payment of all other present or future Indebtedness owing by Borrowers to any member of the Lender Group or any Bank Product Provider.

“Guarantor” and “Guarantors” have the meanings set forth in the preamble to this Guaranty.

“Guaranty” has the meaning set forth in the preamble to this Guaranty.

“Indebtedness” means any and all obligations (including the Obligations), indebtedness, or liabilities of any kind or character arising directly or indirectly out of or in connection with the Credit Agreement or any other Loan Document, including with respect to any Advances, Letters of Credit or LC Facility Letters of Credit including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys’ fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether individual or joint liability, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by any member of the Lender Group or any Bank Product Provider.

“Parent Guarantor” has the meaning set forth in the recitals hereto.

“PCA” has the meaning set forth in the recitals hereto.

“Voidable Transfer” has the meaning set forth in Section 9 of this Guaranty.

(b)  Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,”“herein,”“hereby,”“hereunder,” and similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed against the Lender Group, any Bank Product Provider, any Guarantor or Borrowers, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. Any reference herein to the satisfaction or payment in full of the Guarantied Obligations shall mean the payment in full in cash (or cash collateralization in accordance with the terms of the Credit Agreement) of all Guarantied Obligations other than contingent indemnification Guarantied Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Credit Agreement. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness, in all material respects, of the information contained therein.

2.  Guarantied Obligations. Each Guarantor hereby irrevocably and unconditionally, jointly and severally, guaranties to Agent, for the benefit of the Lender Group and the Bank Product Providers, as and for its own debt, until final payment in full thereof has been made, (a) the prompt payment of the Guarantied Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrowers of all of the agreements, conditions, covenants, and obligations of Borrowers contained in the Credit Agreement and under each of the other Loan Documents.

3.  Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees, to the maximum extent permitted by law, that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Agent in existence on the date of such revocation, (d) no payment by any Guarantor, Borrowers, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (e) any payment by Borrowers or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of the Guarantors hereunder.

4.  Performance Under this Guaranty. In the event that Borrowers fail to make any payment of any Guarantied Obligations, on or prior to the due date thereof, or if Borrowers shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 of this Guaranty in the manner, and subject to any cure periods, provided in the Credit Agreement or any other Loan Document, each of the Guarantors immediately shall cause, as applicable, such payment to be made or such obligation to be performed, kept, observed, or fulfilled.

5.  Primary Obligations. This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Each Guarantor hereby agrees that it is directly, jointly and severally with each other Guarantor, and any other guarantor of the Guarantied Obligations, liable to Agent, for the benefit of the Lender Group and the Bank Product Providers, that the obligations of each Guarantor hereunder are independent of the obligations of Borrowers, each other Guarantor or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrowers, any other Guarantor, or any other guarantor or whether Borrowers, any other Guarantor or any other guarantor is joined in such action. Each Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by any member of the Lender Group or any Bank Product Provider of whatever remedies they may have against Borrowers, any other Guarantor or any other guarantor, or the enforcement of any lien or realization upon any security by any member of the Lender Group or any Bank Product Provider. Each Guarantor hereby agrees that any release which may be given by Agent to Borrowers, any other Guarantor or any other guarantor shall not release such Guarantor. Each Guarantor consents and agrees that no member of the Lender Group nor any Bank Product Provider shall be under any obligation to marshal any property or assets of Borrowers, any other Guarantor or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

6.  Waivers.

(a)  To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to such Guarantor’s rights to make inquiry of Agent to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrowers or of any other fact that might increase such Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under the Credit Agreement; and (vii) all other notices (except if such notice is specifically required to be given to any Guarantor under this Guaranty or any other Loan Documents to which any Guarantor is a party) and demands to which any Guarantor might otherwise be entitled.

(b)  To the fullest extent permitted by applicable law, each Guarantor hereby waives the right by statute or otherwise to require any member of the Lender Group or any Bank Product Provider, to institute suit against Borrowers or to exhaust any rights and remedies which any member of the Lender Group or any Bank Product Provider, has or may have against Borrowers. In this regard, each Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to Agent, the Lender Group, or the Bank Product Providers, as applicable, by each Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been performed and paid in the manner provided for by the applicable Loan Documents, to the extent of any such payment) of Borrowers or by reason of the cessation from any cause whatsoever of the liability of Borrowers in respect thereof.

(c)  To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) any right to assert against any member of the Lender Group or any Bank Product Provider, any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against Borrowers or any other party liable to any member of the Lender Group or any Bank Product Provider; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group or any Bank Product Provider; (iv) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(d)  Until such time as all of the Guarantied Obligations have been paid in full: (i) each Guarantor hereby waives and postpones any right of subrogation Guarantor has or may have as against Borrowers with respect to the Guarantied Obligations; (ii) Guarantor hereby waives and postpones any right to proceed against Borrowers, any other Guarantor or any of their respective Affiliates, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) each Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of Borrowers.

(e)  If any of the Guarantied Obligations or the obligations of any Guarantor under this Guaranty at any time are secured by a mortgage or deed of trust upon real property, any member of the Lender Group or any Bank Product Provider may elect, in its sole discretion, upon a default with respect to the Guarantied Obligations or the obligations of the Guarantors under this Guaranty, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of such Guarantor hereunder. Each Guarantor understands that (a) by virtue of the operation of antideficiency law applicable to nonjudicial foreclosures, an election by any member of the Lender Group or any Bank Product Provider to nonjudicially foreclose on such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of the Guarantors against Borrowers or other guarantors or sureties, and (b) absent the waiver given by Guarantors herein, such an election would estop the Lender Group and the Bank Product Providers from enforcing this Guaranty against Guarantor. Understanding the foregoing, and understanding that each Guarantor hereby is relinquishing a defense to the enforceability of this Guaranty, each Guarantor hereby waives any right to assert against any member of the Lender Group or any Bank Product Provider any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by any member of the Lender Group or any Bank Product Provider to nonjudicially foreclose on any such mortgage or deed of trust. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrowers, the Guarantors or other guarantors or sureties.

(f)  Without limiting the generality of any other waiver or other provision set forth in this Guaranty, to the maximum extent permitted by applicable law, each Guarantor waives all rights and defenses that such Guarantor may have if all or part of the Guarantied Obligations are secured by real property. This means, among other things:

(i)  Any member of the Lender Group or any Bank Product Provider may collect from such Guarantor without first foreclosing on any real or personal property collateral that may be pledged by such Guarantor, Borrowers, the other Guarantors or any other guarantor.

(ii)  If any member of the Lender Group or any Bank Product Provider forecloses on any real property collateral that may be pledged by such Guarantor, Borrowers, the other Guarantors or any other guarantor:

(1)
The amount of the Guarantied Obligations or any obligations of any Guarantor in respect thereof may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(2)
Agent may collect from such Guarantor even if any member of the Lender Group or any Bank Product Provider, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from Borrowers, the other Guarantors, or any other guarantor.

To the maximum extent permitted by applicable law, this is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have if all or part of the Guarantied Obligations are secured by real property.

(G)  WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARNTY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY ANY MEMBER OF THE LENDER GROUP OR ANY BANK PRODUCT PROVIDER, EVEN THOUGH SUCH ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE GUARANTIED OBLIGATIONS, HAS DESTROYED SUCH GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWERS BY THE OPERATION OF APPLICABLE LAW.

(h)  Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each Guarantor hereby agrees as follows:

(i)  Agent’s right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of any of the Loan Documents. Each Guarantor agrees that Agent’s rights under this Guaranty shall be enforceable to the extent any Guarantied Obligations remain outstanding even if Borrowers had no liability at the time of execution of the Loan Documents or later ceases to be liable.

(ii)  Guarantor agrees that Agent’s rights under the Loan Documents will remain enforceable even if the amount secured by the Loan Documents is larger in amount and more burdensome than that for which Borrowers are responsible. The enforceability of this Guaranty against each Guarantor shall continue until all sums due under the Loan Documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Borrowers’ obligations under the Loan Documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of Borrowers, any other Guarantor, or any other guarantor of Borrowers’ obligations under any other Loan Document, any pledgor of collateral for any Person’s obligations to Agent or any other Person in connection with the Loan Documents.

(iii)  To the maximum extent permitted by applicable law, each Guarantor waives the right to require Agent to (A) proceed against Borrowers, any other Guarantor, or any guarantor of Borrowers’ obligations under any Loan Document, any other pledgor of collateral for any person’s obligations to Agent or any other person in connection with the Guarantied Obligations, (B) proceed against or exhaust any other security or collateral Agent may hold, or (C) pursue any other right or remedy for such Guarantor’s benefit, and agrees that Agent may exercise its right under this Guaranty without taking any action against Borrowers, any other Guarantor or any other guarantor of Borrowers’ obligations under the Loan Documents, any pledgor of collateral for any Person’s obligations to Agent or any other Person in connection with the Guarantied Obligations, and without proceeding against or exhausting any security or collateral Agent holds.

(iv)  Each Guarantor’s liability with respect to the Guaranteed Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by, nor shall the Guarantor be exonerated or discharged by, any acts of any Governmental Authority of or in any jurisdiction affecting Borrowers, such Guarantor, any other Guarantor, or any other guarantor of Borrowers’ obligations under the Loan Documents, any pledgor of collateral for any Person’s obligations to Agent or any other Person, including any restrictions on the conversion or exchange of currency or repatriation or control of funds, a declaration of banking moratorium or any suspension of payments by banks in any jurisdiction or the imposition by any jurisdiction or any Governmental Authority thereof or therein of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, or any total or partial expropriation, confiscation, nationalization or requisition of any such Person’s property; any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in any jurisdiction; or any economic, political, regulatory or other events in any jurisdiction

7.  Releases. Each Guarantor consents and agrees that, without notice to or by any Guarantor and without affecting or impairing the obligations of any Guarantor hereunder, any member of the Lender Group or any Bank Product Provider may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Credit Agreement or any other Loan Document or may grant other indulgences to Borrowers in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Agreement or any other Loan Document, or may, by action or inaction, release or substitute any Guarantor or any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

8.  No Election. The Lender Group and the Bank Product Providers shall have the right to seek recourse against each Guarantor to the fullest extent provided for herein and no election by any member of the Lender Group or any Bank Product Provider to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Lender Group’s or any Bank Product Provider’s right to proceed in any other form of action or proceeding or against other parties unless Agent, on behalf of the Lender Group or the Bank Product Providers, has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Lender Group or the Bank Product Providers under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of any Guarantor under this Guaranty except to the extent that the Lender Group and the Bank Product Providers finally and unconditionally shall have realized payment in full of the Guarantied Obligations by such action or proceeding.

9.  Revival and Reinstatement. If the incurrence or payment of the Guarantied Obligations or the obligations of any Guarantor under this Guaranty by such Guarantor or the transfer by such Guarantor to Agent of any property of such Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of each Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

10.  Financial Condition of Borrowers. Each Guarantor represents and warrants to the Lender Group and the Bank Product Providers that it is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor further represents and warrants to the Lender Group and the Bank Product Providers that it has read and understands the terms and conditions of the Credit Agreement and each other Loan Document. Each Guarantor hereby covenants that it will continue to keep itself informed of Borrowers’ financial condition, the financial condition of other Guarantors and guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

11.  Payments; Application. All payments to be made hereunder by any Guarantor shall be made in Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset and shall be applied to the Guarantied Obligations in accordance with the terms of the Credit Agreement.

12.  Attorneys Fees and Costs. Subject to any limitation on expense reimbursement contained in the Credit Agreement, each Guarantor jointly and severally agrees to pay, on demand, all attorneys fees and all other costs and expenses which may be incurred by Agent or the Lender Group in connection with the protection, assertion, or enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

13.  Notices. All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent, or delivered in accordance Section 11 of the Credit Agreement. All notices and other communications hereunder to Guarantors shall be in writing and shall be mailed, sent, or delivered in care of Borrowers in accordance with Section 11 of the Credit Agreement.

14.  Cumulative Remedies. No remedy under this Guaranty, under the Credit Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, or any other Loan Document, and those provided by law. No failure on the part of the Lender Group or Agent on behalf thereof to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

15.  Severability of Provisions. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected thereby.

16.  Entire Agreement; Amendments. This Guaranty constitutes the entire agreement among the Guarantors and the Lender Group pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and Agent, on behalf of the Lender Group. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

17.  Successors and Assigns. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and permitted assigns of the Lender Group and the Bank Product Providers; provided, however, that no Guarantor may assign this Guaranty or delegate any of its duties hereunder without Agent’s prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by the Lender Group (in accordance with the terms of the Credit Agreement) or the Bank Product Providers, the rights and benefits herein conferred upon the Lender Group and the Bank Product Providers shall automatically extend to and be vested in such permitted assignee or other permitted transferee.

18.  No Third Party Beneficiary. This Guaranty is solely for the benefit of each member of the Lender Group, each Bank Product Provider, and each of their successors and assigns and may not be relied on by any other Person.

19.  Choice of Law and Venue; Jury Trial Waiver.

THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE BOROUGH OF MANAHTTAN, COUNTY OF NEW YORK, STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 19.

EACH GUARANTOR AND EACH MEMBER OF THE LENDER GROUP (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH GUARANTOR AND EACH MEMBER OF THE LENDER GROUP (BY ITS ACCEPTANCE HEREOF) REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

20.  Counterparts; Telefacsimile Execution. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

21.  Agreement to be Bound. Each Guarantor hereby agrees to be bound by each and all of the terms and provisions of the Credit Agreement. Without limiting the generality of the foregoing, by its execution and delivery of this Guaranty, each Guarantor that is a Subsidiary of Parent Guarantor hereby: (a) makes to the Lender Group each of the representations and warranties set forth in the Credit Agreement applicable to such Guarantor fully as though such Guarantor were a party thereto, and such representations and warranties are incorporated herein by this reference, mutatis mutandis; and (b) agrees and covenants (i) to do each of the things set forth in the Credit Agreement that Parent Guarantor and Borrowers agree and covenant to cause their respective Subsidiaries to do, and (ii) to not do each of the things set forth in the Credit Agreement that Parent Guarantor and/or Borrowers agree and covenant to cause their Subsidiaries not to do, in each case, fully as though such Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

[Signature page to follow]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.

PORTRAIT CORPORATION OF AMERICA, INC., a Delaware corporation

By: /s/ Donald Norsworthy___________
Name: Donald Norsworthy
Title: Executive Vice President and Chief Financial Officer

PCA FINANCE CORP., a Delaware corporation

By: /s/ Donald Norsworthy___________
Name: Donald Norsworthy
Title: Executive Vice President and Chief Financial Officer

PHOTO CORPORATION OF AMERICA, a North Carolina corporation

By: /s/ Donald Norsworthy___________
Name: Donald Norsworthy
Title: Executive Vice President and Chief Financial Officer

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent

By: /s/ Cheri MacDonald______________
Name: Cheri MacDonald
Title: Vice President

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